Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Mallinckrodt plc ("the Company") hereby certify to their knowledge that the Company's annual report on Form 10-K for the annual period ended December 29, 2023 ("the Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Sigurdur Olafsson
Sigurdur Olafsson
President and Chief Executive Officer and Director (principal executive officer)
March 26, 2024

By:	/s/ Bryan M. Reasons
Bryan M. Reasons
Executive Vice President and Chief Financial Officer (principal financial and accounting officer)
March 26, 2024